SCHEDULE
                                      14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                         Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                              GENERAL DEVICES, INC.
                  --------------------------------------------
                 Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

       (1)    Title of each class of securities to which transaction applies:


              ----------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:


              ----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:


              ----------------------------------------------------------------

       (5)    Total fee paid:


              ----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:



       (2)    Form, Schedule or Registration Statement No.:



       (3)    Filing Party:



       (4)    Date Filed:

                              GENERAL DEVICES, INC.
                                 376 Main Street
                                   P.O. Box 74
                          Bedminster, New Jersey 07921



Dear Stockholder:

We invite you to attend our annual meeting of stockholders at our offices, 376 Main Street, Bedminster, New Jersey 07921, on September 8, 2000. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your Proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions on page 2 of the Proxy Statement.

Sincerely yours,

/s/ Theodore A. Raymond
-----------------------
    Theodore A. Raymond
    President

July 24, 2000

                              GENERAL DEVICES, INC.

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS


Time:
         9:30 a.m., Eastern Time

Date:
         September 8, 2000

Place:
         376 Main Street
         Bedminster, New Jersey 07921


Purpose:

         1. Elect directors
         2. Approve an Amendment to the Company's Certificate of Incorporation to effect a 1-for-10 reverse split of the Company's issued and outstanding Common Stock.
         3. Approve an Amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 10 million to 12 million shares.
         4. Approve a merger of the Company into a newly formed, wholly owned Delaware subsidiary that would survive the merger. This merger is to change the Company's state of incorporation from New Jersey to Delaware.
         5. Ratify the appointment of independent auditors.
         6. Conduct other business if properly raised.

 Only stockholders of record on July 20, 2000 may vote at the meeting.

Your vote is important. Please complete, sign, date, and return your Proxy promptly in the enclosed envelope.

/s/  G. William Raum
--------------------
     G. William Raum
     Secretary

July 24, 2000

                              General Devices, Inc.

                              Proxy Statement 2000


GENERAL INFORMATION

Who may vote

Only stockholders of General Devices as recorded in our stock register on July 20, 2000 (the "Record Date") may vote at the meeting.

How to vote

You may vote in person at the meeting or by Proxy. We recommend that you vote by Proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How Proxies work

General Devices' Board of Directors is asking for your Proxy. Giving us your Proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or not vote for our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed Proxy but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the management proposals.

You may receive more than one Proxy depending on how you hold your shares. Shares registered in your name are covered by one Proxy. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a Proxy

You may revoke your Proxy before it is voted by submitting a new Proxy with a later date, by voting in person at the meeting, or by notifying General Devices' Secretary in writing at 376 Main Street, P. O. Box 74, Bedminster, New Jersey 07921.

Voting

Inspectors of election count the votes.

Quorum

To conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by Proxy or in person.

Votes needed

The three nominees for director receiving a plurality of the votes cast at the meeting or by proxy shall be elected. Approval of the other proposals requires the affirmative vote of two-thirds of the votes cast at the meeting. If any other specification is made by a stockholder in the Proxy, it will be voted as specified. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a Proxy but does not have authority to vote on a particular proposal.

Attending in person

Only stockholders, their Proxy holders, and General Devices' guests may attend the meeting.

If you hold your shares through someone else, such as a stockbroker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you to the meeting. Acceptable proof could include an account statement showing that you owned General Devices shares on July 20, 2000.

                          ITEM 1. ELECTION OF DIRECTORS


     The Company's Bylaws provide for not less than one nor more than five directors all of whom must be stockholders of record. Currently, there is one director of the Company. Theodore A. Raymond, who was elected the sole director of the Company at the 1999 meeting of stockholders for a one (1) year term. All directors hold office for a one year term and until their successors are elected and qualified. Set forth below for each nominee is his age, and his position, if any, in the Company.

NAME                                AGE              POSITION WITH THE COMPANY
----                                ---              -------------------------

Theodore A. Raymond                 73               Director, President and
                                                     Chief Executive Officer
John W. Galuchie, Jr.               47               Nominee
Leonard M. Tannenbaum               28               Nominee

     The principal occupation and business experience of the nominees for at least the last five years is as follows:

     Mr. Raymond has been a director of the Company since 1967. He has also been the Company's President and Chief Executive Officer since 1976.

     John W. Galuchie, Jr., a certified public accountant, is principally engaged in the following businesses: (i) T.R. Winston & Company, Inc., a securities broker/dealer, as President since January 1990 and a director since September 1989; (ii) Kent Financial Services, Inc., in various executive positions since 1986, including Treasurer of Asset Value Management Inc, a wholly owned subsidiary of Kent and the sole general partner of Asset Value Fund Limited Partnership; (iii) Pure World, Inc., a manufacturer and distributor of natural products, as Executive Vice President since April 1988; (iv) Cortech, Inc., a biopharmaceutical company as President and a director since September 1998; and (v) Gish Biomedical, Inc., a medical device manufacturer, as a director since September 1999 and as Chairman since March 2000. Mr. Galuchie served as a director of Crown NorthCorp, Inc., an asset management company, from June 1992 to August 1996. From December 1998 to June 1999, Mr. Galuchie was a director of HealthRite, Inc., a nutritional products company and from July 1992 to January 2000, Mr. Galuchie was Vice President, Treasurer and director of Golf Rounds.com, Inc. an internet content provider.

     Leonard M. Tannenbaum, a chartered financial analyst, has been a Managing Partner at MYFM Capital, LLC since March 1998; President, since June 1999, of CollectingNation.com, LLC, an internet auction site; a director of New World Coffee & Bagel, Inc. since March 1999; and a director of Cortech, Inc, since November 1999. From April 1997 to April 1999, Mr. Tannenbaum was a principal with LAR Management, Inc. and from March 1999 to August 1999 was a director of WesTower, Inc., a manufacturer of cellular towers. From June 1994 to June 1996, Mr. Tannenbaum was Assistant Vice President and analyst in the Small Company Group at Merrill Lynch & Co.

     Management has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies will be voted for the election for such other person(s) as the Board of Directors may recommend. Proxies will be voted "FOR" each nominee unless the stockholder specifies otherwise.

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of the Company's Common Stock as of July 20, 2000 by all persons known by the Company to own more than 5% of the Company's outstanding Common Stock, by each director, nominee for director, and officer who owns shares of Common Stock and by all directors and officers as a group.

                                       COMMON STOCK               PERCENT OF
                                       BENEFICIALLY              COMMON STOCK
NAME                                       OWNED              BENEFICIALLY OWNED

Theodore A. Raymond                     1,188,675(1)                11.91%
376 Main Street
Bedminster, NJ  07921

Asset Value Fund Limited                2,535,579                   25.41%
Partnership
376 Main Street
Bedminster, NJ 07921

MYFM Capital, LLC                       2,000,000                   20.04%
17 Leisure Farm Road
Armonk, NY  10504

Park Lane Associates, L.P.               500,000                     5.01%
3103 Philmont Avenue
Huntington Valley, PA
19006

John W. Galuchie, Jr.                   2,540,579(2)                25.46%
376 Main Street
Bedminster, NJ  07921

Leonard M. Tannenbaum                   2,002,000(3)                20.06%
17 Leisure Farm Road
Armonk, NY  10504

G. William Raum                             4,056                     *
376 Main Street
Bedminster, NJ  07921

All Directors, officers and             5,735,310                   57.47%
nominees as a group
(Four persons)

*Represents less than one percent.

(1) Includes 183,575 shares held by Mr. Raymond's daughters of which Mr.Raymond disclaims beneficial ownership. Mr. Raymond holds all his shares jointly with his spouse.
(2) Includes 2,535,579 shares owned by Asset Value Fund Limited Partnership of which Mr. Galuchie disclaims beneficial ownership. Mr. Galuchie is the Treasurer of Asset Value Management, Inc., the sole general partner of Asset Value Fund Limited Partnership.
(3) Includes 2,000,000 shares owned by MYFM Capital, LLC of which Mr. Tannenbaum disclaims beneficial ownership. Mr. Tannenbaum is the Managing Partner of MYFM Capital, LLC.




                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

DIRECTOR COMPENSATION

         Directors do not receive any compensation for serving as directors.

ANNUAL COMPENSATION

     There was no compensation of any kind paid to any officer or director from 1993 through 1999. During 1999, T.A. Raymond & Co., Inc. (a company owned by Mr. Raymond and his spouse) was paid $13,500 for consulting services.


                                     ITEM 2.
                    AMENDMENT OF THE COMPANY'S CERTIFICATE OF
                    INCORPORATION TO EFFECTUATE A ONE FOR TEN
                      REVERSE STOCK SPLIT OF THE COMPANY'S
                       ISSUED AND OUTSTANDING COMMON STOCK

GENERAL

     On June 7, 2000 the Board of Directors of the Company adopted a resolution authorizing, subject to stockholder approval, a reverse split of the Company's outstanding Common Stock on the basis of one new share of Common Stock for each ten shares of presently outstanding Common Stock (the "Reverse Split"), by means of an Amendment (the "Amendment") to the Certificate of Incorporation of the Company. Approval of the proposed Amendment by stockholders requires the affirmative vote of the two-thirds of votes cast at the Annual Meeting.

     If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Amendment will be filed with the New Jersey Secretary of State prior to the effective date the merger contemplated by Item 4 herein
(Reincorporation in Delaware) or, if the merger is not approved by the stockholders, immediately following the meeting. The Reverse Split will be effective on the date of filing of the Amendment (the "Reverse Split Effective Date"). Each certificate representing shares of Common Stock outstanding immediately before the Reverse Split (the "Old Shares") will be deemed automatically after the Reverse Split, without any action by the stockholders, to represent 1/10 the number of Old Shares of Common Stock (the "New Shares") represented by such certificate. However, no fractional New Shares will be issued because of the Reverse Split. No certificates or scrip representing fractional share interests in the New Shares will be issued, and no such fractional share interests will entitle the holder thereof to vote, or to any other rights as a stockholder of the Company. In lieu of the issuance of fractional New Shares, each holder of Old Shares who would otherwise be entitled to receive a fractional New Share will, after the Reverse Split becomes effective, be paid cash in an amount equal to the product of the number of Old Shares held by such holder that otherwise would have been exchanged for a fractional New Share multiplied by the closing bid price of the Old Shares as reported in the Nasdaq Over-the-Counter Bulletin Board on the Reverse Split Effective Date (or in the event that the Common Stock is not quoted on the Reverse Split Effective Date, such closing bid price on the most recent previous day on which such stock is quoted on the Nasdaq Over-the-Counter Bulletin Board). Stockholders will not be required to surrender their certificates representing Old Shares. Each certificate representing Old Shares will continue to be valid and represent New Shares equal to 1/10 the number of Old Shares represented by the certificate.

     The number of shares of capital stock authorized by the Certificate of Incorporation will not change because of the Reverse Split (However, if the stockholders approve Item 3, the number of authorized Shares of Common Stock will increase from 10,000,000 to 12,000,000). The New Shares issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.

     Assuming the Reverse Split is approved by the Company's stockholders at the Meeting, each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from the settlement of fractional New Shares, as described above. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     The Company is presently authorized to issue 10,000,000 shares of Common Stock. At the close of business on July 20, 2000 there were 9,980,074 shares of Common Stock issued and outstanding. Based upon the 9,980,074 shares of Common Stock outstanding on July 20, 2000 the Reverse Split would decrease the outstanding shares of Common Stock by ninety percent (90%), and thereafter approximately 998,000 shares of Common Stock would be outstanding. The Reverse Split will not affect any stockholder's proportionate equity interest in the Company, subject to the provisions for the elimination of fractional New Shares as described above under "General." To maintain the current number of stockholders of the Company, and to avoid the buy-out by the Company of the fractional interests of holders of small lots of Common Stock, holders of fewer than ten Old Shares of Common Stock will receive one New Share of Common Stock after the Reverse Split. The proposed Amendment will reflect the commitment of the Company to issue one New Share of Common Stock each to holder of ten or fewer Old Shares of Common Stock. There will be no change in the total number of stockholders of the Company and there will be no change in the Company's reporting requirements under the Securities Exchange Act of 1934 after the Reverse Split. The amount of shares of authorized capital stock of the Company will not be reduced or otherwise affected by the Reverse Split. Holders of fewer than 100 shares after the Reverse Split may find that it is difficult to sell such a small number of shares and that brokerage commissions may make such transactions impractical. Also, the Reverse Split will change some holders of "round lots" (i.e., multiples of 100 shares) into holders of "odd lots" of shares. Brokerage commissions for sales of odd lots of shares may be significantly higher than for sales of round lots of shares.

     Under New Jersey law, stockholders dissenting from the Reverse Split are not afforded dissenters' rights of appraisal.

REASONS FOR THE REVERSE STOCK SPLIT

     The Board of Directors believes the Reverse Split is desirable for several reasons. The Reverse Split would result in approximately 9,002,000 authorized and unissued shares of Common Stock whereas there were as of July 20, 2000, approximately 19,900 authorized and unissued shares of Common Stock. The Board of Directors believes that the resulting increase in the number of authorized and unissued shares of Common Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Common Stock to be issued by the Board of Directors periodically without the delay and expense of special meetings of stockholders. For example, the Board of Directors may deem it appropriate to issue shares of Common Stock in private equity financings, to finance possible future acquisitions, for distribution to the Company's stockholders if there is a stock dividend, or for distribution under employee benefit plans. The issuance of Common Stock in equity financings or otherwise will dilute the ownership interests and voting power of existing stockholders.

     The Board of Directors believes that the Reverse Split and the resulting reduction in the number of issued and outstanding shares of Common Stock would contribute to a higher price per share of the Common Stock than would exist if the Reverse Split were not approved by stockholders and the present number of issued and outstanding shares were not reduced. A higher price per share may encourage interest in the Common Stock by the investing public, enhance the Company's ability to seek investment capital, and possibly promote greater liquidity for the Company's stockholders, although any such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the effective date of the Reverse Split. Additionally, the Company cannot assure that a bigger market for its Common Stock will develop in the future or that any or all of the effects described in this and the preceding paragraph will occur.

     The Board of Directors is aware that an increase in the number of authorized and unissued shares resulting from the Reverse Split may have a potential anti-takeover effect because it would enhance the ability of the Company to issue additional shares that could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. However, the Board of Directors is not aware of any present efforts by any persons to accumulate Common Stock or to obtain control of the Company. The Reverse Split is not intended to be an anti-takeover device. The Amendment is being sought to enhance the ability of the Company to attract employees, seek investment capital or for other corporate purposes.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The federal income tax consequences of the Reverse Split are set forth below. The information is based upon existing law and is subject to change by legislation, administrative action and judicial decision, and is necessarily general. Such information will not be updated to reflect possible changes in federal tax laws, rules and regulations.

     This description of the federal income tax consequences of the Reverse Split is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g. non-resident aliens, broker-dealers or insurance companies). Stockholders are advised to consult with their own tax advisors for more detailed information about their individual tax circumstances. No person should rely on the information contained in this section as providing tax advice.

     The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service about the federal income tax consequences of the Reverse Split. The Company, however, believes that because the Reverse Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following federal income tax effects:

     1. A stockholder will not recognize gain or loss on the exchange to the extend that New Shares are received for Old Shares. However, stockholders who receive cash in lieu of fractional New Shares will be deemed to receive fractional New Shares that are immediately redeemed by the Company for cash. Under Section 302 of the Internal Revenue Code of 1986, as amended (the "Code"), and depending on a stockholder's particular circumstances, the cash received by stockholders on such deemed redemption will be treated as either
           (i) a gain or loss on the exchange of factional New Shares for cash or (ii) a dividend distribution subject to Code Section 301. Subject to any basis adjustments required by Code Section 302, a stockholder's aggregate basis in the New Shares will equal his aggregate basis in the Old Shares.

     2. A stockholder's holding period for the New Shares will be the same as the holding period for the Old Shares exchanged for the New Shares.

     3. The Reverse Split will constitute a reorganization within the meaning of Code Section 368(a)(1)(E), and the Company will not recognize any gain or loss as a result of the Reverse Split.

MISCELLANEOUS

     The Board of Directors may abandon the proposed Reverse Split at any time before the Reverse Split Effective Date if for any reason the Board of Directors deems it advisable to abandon the proposal. The Board of Directors may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital, adversely affect the liquidity of the Common Stock, or not result in increased prices for the Common Stock among other things. The Board of Directors may make any and all changes to the Amendment that it deems necessary to file the Amendment with the New Jersey Secretary of State and give effect to the Reverse Split.

Required Vote

     The affirmative vote of two-thirds of the votes cast on this Item 2 at the Annual Meeting is required for the approval of the Reverse Split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE SPLIT.

                                     ITEM 3.
                           APPROVAL OF AN INCREASE OF
                          THE AUTHORIZED CAPITAL SHARES

     The current authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $.01 par value, of which 9,980,074 shares of Common Stock were issued and outstanding as of July 20, 2000. The Board of Directors, on June 7, 2000, adopted a resolution to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 to 12,000,000. The proposed increase requires approval of the stockholders.

     Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of the Company. Any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the stockholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock to maintain their proportionate ownership.

     The proposed Amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership.

     The Board of Directors has determined that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock to have additional shares available for possible future acquisition or financing transactions and other issuances. The Board of Directors believes that the complexity of customary financing as well as employment and acquisition transactions require that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if this Item 3 (Approval of an Increase of the Authorized Capital Shares) is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Stock. Currently, the Company has no agreements, understandings or arrangements regarding transactions that are expected to require issuance of the additional shares of Common Stock that would be authorized by the proposed Amendment.

     The flexibility of the Board of Directors to issue additional shares of Common Stock could enhance the Board of Directors' ability to negotiate for the stockholders should a proposed takeover arise. Although it is not the purpose of the proposed Amendment, and the Board of Directors is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares of Common Stock might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares.

If this Item 3 (Approval of an Increase of the Authorized Capital Shares) is adopted by the Company's stockholders, it will become effective upon the filing of the Certificate of Amendment in New Jersey. The Certificate of Amendment will only be filed if the merger contemplated by Item 4 herein (Reincorporation in Delaware) is not approved by the Company's stockholders, because the terms of the merger provide that once the Company is reincorporated in Delaware it will have an authorized capital of 12,000,000 Shares of Common Stock. (See Item 4, Comparison of Certain Charter Document Provisions).

Required Vote

     Approval of this Item 3 requires the affirmative vote of two-thirds of the votes cast on this Item 3 at the Annual Meeting.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3, THE INCREASE IN THE COMPANY'S AUTHORIZED CAPITAL SHARES.

                                     ITEM 4.
                           REINCORPORATION IN DELAWARE

THE COMPANY PROPOSES TO EFFECT A MERGER TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY TO DELAWARE

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

     The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from New Jersey to Delaware. At the time of the Company's incorporation in New Jersey on November 12, 1953, the New Jersey Business Corporation Act (the "New Jersey Law") was deemed to be adequate and appropriate for the conduct of the Company's business, which at that time was based in the State of New Jersey. The changes in the Company's business has increased its need for a more sophisticated corporate structure and a more flexible and current regulatory foundation.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and adopted comprehensive, modern and adaptable corporation laws that are periodically updated and revised to meet changing business needs.

Delaware courts have developed considerable expertise in corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy for Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence in what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware (the "Delaware Law"). Further, the Delaware Secretary of State's Office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. Because of these and other factors, many major corporations have chosen Delaware as their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that being proposed by the Company.

     For the above reasons, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the Company were governed by the Delaware Law. It should be noted, however, that stockholders in some instances have fewer rights and less protection under the Delaware Law than under the New Jersey Law. See the discussion under the heading "Comparison of Stockholders' Rights under New Jersey Law and Delaware Law," below.

     On June 7, 2000, the Company's Board of Directors approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from New Jersey to Delaware by means of a merger (the "Merger") of the Company with and into a newly formed, wholly-owned subsidiary of the Company that has been incorporated under the Delaware Law, General Devices, Inc. ("Newco"), to effect the Reincorporation Proposal. The principal office of Newco is located at 376 Main Street, Bedminster, New Jersey 07921. If the stockholders approve the Reincorporation Proposal, Newco will be the successor corporation of the Merger. A consequence of this Merger will be a change in the law applicable to the Company's corporate affairs, from the New Jersey Law to the Delaware Law, which will also result in certain differences in stockholders' rights. See "Comparison of Stockholders' Rights under New Jersey Law and Delaware Law," below.

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between the New Jersey Law and the Delaware Law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under the New Jersey Law and the Delaware Law and is qualified in its entirety by reference to (i) the Agreement of Merger between the Company and Newco (the "Merger Agreement") attached hereto as Appendix I, and the Certificate of Incorporation of Newco (the "New Certificate") and the Bylaws of Newco (the "New Bylaws") attached as exhibits to Appendix I. Copies of the Company's Certificate of Incorporation, as amended (the "Company Certificate"), and Bylaws, as amended (the "Company Bylaws"), are available for inspection at the Company's principal office, and copies will be sent to stockholders on request, without charge.

     Approval of the Reincorporation Proposal by the Company's stockholders will also include approval of the Merger and the Merger Agreement, as well as other matters included in the Reincorporation Proposal described in this Proxy Statement. Under the terms of the Merger Agreement, the New Certificate and New Bylaws will replace the Company Certificate and Company Bylaws as the charter documents affecting corporate governance and stockholders' rights. For a description of the differences between the Company Certificate and Company
Bylaws and the New Certificate and New Bylaws, see "Comparison of Certain Charter Document Provisions," below.

        Under the Merger Agreement, the Board of Directors may abandon the Reincorporation Proposal, even after stockholder approval, if for any reason the Board determines that it is inadvisable to proceed.

        Under applicable New Jersey law, stockholders dissenting from the Reincorporation Proposal are not afforded dissenters' rights of appraisal.

        The approval of the Reincorporation Proposal will affect certain rights of the Company's stockholders. Accordingly, stockholders are urged to carefully read this Proxy Statement and Appendix I hereto.

PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL

        At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and Newco, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each full share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date (giving effect to the one for ten reverse stock split described in Item 2, if the reverse split is approved by the stockholders) will, by virtue of the Merger, be converted into one share of Common Stock, $ .01 par value, of Newco ("Newco Common Stock"). At the Effective Date, certificates that immediately prior to the Effective Date represented Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Newco Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NEWCO.

        Approval of the Reincorporation Proposal will not result in any change in the business, management, assets or liabilities of the Company. The Directors and Officers of the Company, including the Directors elected at the Annual Meeting, will be the Directors and Officers of Newco after the Merger. After the Merger is completed, Newco Common Stock will be listed on the Nasdaq Over-the-Counter Bulletin Board ("OTCBB"), where the Common Stock of the Company is currently listed. The OTCBB will consider the delivery of existing stock certificates representing Common Stock of the Company as constituting "good delivery" of shares of Newco Common Stock in transactions subsequent to the Merger.

        All employee benefit plans and other agreements and arrangements of the Company will be continued by Newco upon the same terms and subject to the same conditions as currently in effect.

     Under generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

     It is anticipated that, if approved by the stockholders, the Merger will become effective as soon as practicable after the Annual Meeting. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either the Company or Newco prior to the Effective Time, either before or after stockholder approval. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after stockholder approval. However, the Merger Agreement may not be amended after stockholder approval if the Amendment would (1) alter or change the amount or kind of shares to be received by stockholders in the Merger, (2) alter or change any term of the New Certificate, (3) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders, or (4) violate applicable law.

COMPARISON OF CERTAIN CHARTER DOCUMENT PROVISIONS

     The New Certificate and New Bylaws are similar to the Company Certificate and Company Bylaws with respect to most material provisions. Differences between the New Certificate and New Bylaws and the Company Certificate and Company Bylaws are primarily the result of differences between the Delaware Law and the New Jersey Law. See "Comparison of Stockholders' Rights under the New Jersey Law and the Delaware Law," below. Significant provisions of the New Certificate and New Bylaws, and certain important similarities and differences between them and the Company Certificate and the Company Bylaws, are discussed below.

     Capital Stock. The authorized capital stock of the Company currently consists of 10,000,000 shares of Common Stock, $.01 par value per share. As of July 20, 2000, 9,980,074 shares of Common Stock were issued and outstanding and, a total of 19,926 shares of Common Stock were reserved for issuance.

     The capitalization of Newco will consist of 12,000,000 shares of Common Stock, par value $.01 per share ("Newco Common Stock"). The provisions of the New Certificate setting forth the terms of Newco Common Stock are the same as the provisions of the Company Certificate regarding the Common Stock of the Company.

     Preemptive Rights. Under the New Jersey Law and the Delaware Law, stockholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company Certificate and the New Certificate do not provide stockholders with preemptive rights.

     Number of Directors. Under the New Jersey Law, a Board of Directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. Under the Delaware Law, a Board of Directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation is silent as to the number of directors, the Board of Directors may fix or change the number of directors pursuant to a provision in the bylaws. The Company Bylaws provide that the Company shall have at least one and as many as five directors. Currently there is one member of the Board of Directors of the Company. Under the applicable provisions of the New Bylaws, the Board of Directors will determine the size of the board.

     Removal of Directors. In general, under the New Jersey Law, any or all of the directors of a corporation may be removed for cause, or, unless otherwise provided in the certificate of incorporation, without cause by the vote of a majority of the votes cast by the holders of the shares then entitled to vote at an election of directors. Under the Delaware Law, any or all of the directors of a corporation may be removed with or without cause, by the vote of a majority of the shares then entitled to vote at an election of directors.

     Classification of Directors; Term. Both the New Jersey Law and the Delaware Law permit, but do not require, the adoption of a "classified" Board of Directors with staggered terms under which a part of the Board of Directors is elected each year. Under the New Jersey Law, the authorization for a classified Board of Directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the New Jersey Law, the maximum term of each class of directors is five years. In contrast, the Delaware Law permits the authorization of a classified Board of Directors to be included in the certificate of incorporation or by-laws of a corporation or an amendment to either document. Neither the New Certificate nor the New Bylaws provides for a classified Board of Directors. The Delaware Law does not limit the term of any director.

     Vacancies. Under the New Jersey Law, unless the certificate of incorporation or by-laws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors. The Company Bylaws provide that vacancies in the board may be filled by a majority vote of the remaining directors. In addition, under the New Jersey Law, any directorship not filled by the board may be filled by the stockholders. Under the Delaware Law, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or by-laws provides otherwise. The New Bylaws provide that the remaining directors may, by majority vote, fill vacancies on the board.

     Quorum. Under the Company Bylaws, a majority of the entire Board constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of Directors constitutes an act of the Board of Directors. The New Bylaws contain equivalent provisions.

     Committees. The New Jersey Law allows the Board of Directors, by resolution adopted by a majority of the entire Board, to designate an Executive Committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act for the entire Board if the certificate or bylaws so provides. Neither the Company Certificate nor the Company Bylaws contains this provision. The Delaware Law allows this designation without the need to so provide in the certificate or the bylaws. The New Bylaws provide for creation of committees of the Board of Directors.

     Cumulative Voting. The Company Certificate and Company Bylaws do not provide for cumulative voting in the election of directors, nor do the New Certificate or New Bylaws. Therefore, the holders of a majority of the voting power of the Company will be able to elect all of the directors of Newco.

     Director Liability and Indemnification of Officers and Directors. Both the New Jersey Law and the Delaware Law contain provisions and limitations regarding directors' liability and indemnification by a corporation of its officers, directors and employees.

     The New Jersey Law permits a New Jersey corporation to include a provision in its certificate of incorporation that eliminates or limits the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its stockholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by the person of an improper personal benefit. Under the New Jersey Law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the New Jersey Law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, for any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the New Jersey Law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company Certificate includes a provision indemnifying any director, officer or trustee of the Company against liability incurred in such capacity provided that the individual had not been derelict in the performance of his duties. The Company Certificate does not have any effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

     The Delaware Law permits a corporation to include a provision in its certificate of incorporation that eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for a breach of fiduciary duties by a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director for (i) a breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Law, or (iv) any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if the persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The Delaware Law further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the Delaware Law, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, for a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the Delaware Law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The Delaware Law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The New Certificate includes provisions eliminating the liability of directors to the extent permitted by the Delaware Law, and providing for indemnification of directors and others acting for the Company in their official capacities.

     Amendment of Certificate of Incorporation. To amend certain terms of a corporation's certificate of incorporation, the New Jersey Law allows an amendment to be made by Board action alone (for example, an Amendment to effect a share dividend). Other, general amendments under the New Jersey Law require the action of the Board with the approval of stockholders holding a majority of the voting stock entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) or, for corporations, such as the Company, organized prior to January 1, 1969, approval of stockholders holding two-thirds of the voting stock entitled to vote thereon, unless the corporation's certificate of incorporation requires a greater percentage. The Company Certificate does not require such greater percentage. The Delaware Law requires the approval of stockholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) to amend the corporation's certificate of incorporation, unless a greater number or proportion is specified in the certificate of incorporation. The New Certificate does not specify such greater number or other proportion of holders of securities having power to vote.

     Amendments to Bylaws. The New Jersey Law provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's stockholders in the corporation's certificate of incorporation. The Company Bylaws do not reserve that power to the stockholders. Under the Delaware Law, the stockholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. Under the New Certificate, the Board of Directors is expressly authorized to adopt, amend or repeal the New Bylaws without the assent or vote of the stockholders. The grant of such authority does not divest or otherwise affect the power of the stockholders to adopt, amend or repeal the New Bylaws.

COMPARISON OF STOCKHOLDERS' RIGHTS UNDER NEW JERSEY LAW AND DELAWARE LAW

     Although it is impracticable to compare all of the aspects in which the New Jersey Law and the Delaware Law differ on stockholders' rights, the following is a summary of certain significant differences. See also "Comparison of Certain Charter Document Provisions," above.

     Right to Call a Special Meeting of Stockholders. The New Jersey Law provides that a special meeting of stockholders may be called by the president or the board of directors or any stockholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten (10) percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Delaware Law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the stockholders. The Company Bylaws provide that special meetings may be called by a majority of directors and upon request of the holders of not less than 10% of the Company's capital stock. The New Bylaws provide that unless otherwise prescribed by statute, special meetings of stockholders may be called at any time by the Board of Directors or by the holder or holders of not less than 25% of the issued and outstanding shares of capital stock entitled to vote at a special shareholders meeting.

     Anti-Takeover Provisions. The New Jersey Law provides, among other things, that any person making an offer to purchase in excess of ten (10) percent (or such amount which, when aggregated with such person's present holdings, exceeds ten (10) percent of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau"). The takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Law.

     Shareholder Protection Act. Chapter 10A was added to the New Jersey law in 1986 to protect stockholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of 5 years following that interested stockholder's stock acquisition date unless the business combination is approved by the Board of Directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly of ten percent (10%) or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation and, at any time within the five year period immediately prior to the date in question, was a beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding stock of that resident corporation. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (i) beneficially owns that stock, directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly, or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the beneficial owner. Accordingly, the New Jersey law gives the Company's Board of Directors a veto power over any business combination proposed by one who directly or indirectly acquires 10% or more of the Company's voting stock. The "business combinations" at which these provisions are directed include any merger or consolidation. Unless it falls under certain excluded categories of transactions, a business combination is prohibited unless any one of the following three conditions are satisfied:

      (1) the board of directors of the resident domestic corporation must approve the business combination prior to the stock acquisition date of the interested stockholder;

      (2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or

      (3) (a) the stockholders of the resident domestic corporation must receive the higher of (i) the highest price paid for any shares of Common Stock of the resident domestic paid corporation by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the resident domestic corporation's Common Stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price, plus, in either case, interest compounded annually,

            (b) the holder of stock other than Common Stock receives a similarly determined price, taking into account the highest preferentiaL amount per share to which the holders of such shares are entitled if there is a liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that are not included in the preferential amount,

            (c) the consideration to the stockholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired,

            (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and

            (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except (i) as part of the transaction that resulted in his becoming an interested stockholder,
            (ii) by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination,
            (iii) through a business combination meeting the conditions of paragraph (c) above, or (iv) through purchase at a price that would have satisfied the requirements of paragraphs (a),(b)and (c), above.

     Delaware's anti-takeover provision, embodied in Section 203 of the Delaware Law, provides that if a person acquires fifteen percent (15%) or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the corporation for a period of three (3) years following the date the person became an interested stockholder unless (i) the board of directors approved either the business combination or the transaction that resulted in the person acquiring such voting stock prior to that acquisition date, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

     To determine whether a stockholder is the "owner" of fifteen percent (15%) or more of a corporation's voting stock under Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A "business combination" is also defined broadly as including (i) mergers and sales or other dispositions of ten percent (10%) or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions that would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

     The restrictions on interested stockholders under the Delaware law do not apply under certain circumstances, including without limitation, the following:
(i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203, (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that the amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that the amendment will not be effective until twelve (12) months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to its adoption, or (iii) if the business combination is proposed before the consummation or abandonment of and subsequent to the earlier of the public announcement or the required notice of the proposed transaction which (a) constitutes one of the transactions described in the following paragraph; (b) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (c) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors before any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

     The proposed transactions referred to in clause (iii) of the preceding paragraph are limited to (i) a merger or consolidation of the corporation (except for a merger in which a vote of the stockholders of the corporation is not required); (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any directly or indirectly wholly-owned subsidiary or to the corporation) having an aggregate market value equal to fifty percent (50%) or more of either the aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (iii) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding voting stock of the corporation. The corporation is required to give not less than twenty (20) days notice to all interested stockholders prior to the completion of any of the transactions described above.

     Under the  Delaware  Law,  a  corporation  may  choose not to be subject to
Section 203.  The Company has  elected,  however,  to accept the  protection  of
Section 203, and therefore the New Certificate will not waive these protections.

     Management of the Company is not aware of any attempt to acquire the Company by a third party and does not have any plans to propose any other changes to the charter documents or corporate structure of the Company which would have an anti-takeover purpose or effect.

     Mergers, Acquisitions and Other Transactions. In addition to the anti-takeover provisions discussed above, the New Jersey Law provides that the sale of substantially all of a corporation's assets, mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds forty percent
(40%) of the voting shares outstanding prior to the transaction, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon.

     Under the Delaware Law, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon. A sale of substantially all of a Delaware corporation's assets must be approved by a majority of the shares outstanding. However, Delaware Law does not require stockholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. The Delaware Law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, unless the certificate of incorporation otherwise provides, which the New Certificate does not.

     Dissolution. The New Jersey Law and the Delaware Law both provide that a corporation may be dissolved voluntarily by (i) the written consent of all its stockholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of stockholders at which meeting the resolution is adopted. The New Jersey Law requires that to effect a dissolution by consent of stockholders, all stockholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the Board and stockholders, the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the stockholders entitled to vote thereon, while the Delaware Law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

     Dividends. The New Jersey Law prohibits a corporation from making a distribution to its stockholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The Delaware Law permits a corporation to pay dividends from any surplus. If it does not have a surplus, a dividend may be paid from any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (if the payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

     Action Without a Meeting. Under the New Jersey Law any action which may be taken by stockholders at a meeting may be taken without a meeting if all the stockholders entitled to vote thereon give their written consent. However, if stockholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the stockholders entitled to vote concur in writing and all other stockholders are provided with the required advance notice. The Delaware Law provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing.

     Transactions with Directors. The Delaware Law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest is disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors, even if the number of disinterested directors is less than a quorum; (2) the material facts of the relationship or interest is disclosed to the stockholders and a majority of the stockholders approve of the transaction; or (3) the contract or transaction is fair and reasonable to the corporation. A similar provision exists under the New Jersey Law.

     Loans  to  Directors/Officers/Employees.   The  New  Jersey  Law  allows  a
corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that the action may reasonably be expected to benefit the corporation. However, a director who votes for the action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of the New Jersey Law. The Delaware Law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any of its subsidiaries, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to the New Jersey Law, the Delaware Law generally does not impose liability on the directors who vote for or assent to the making of a loan to, or guaranteeing an obligation of an officer, director or stockholder.

     Appraisal Rights. Under the New Jersey Law, dissenting stockholders who comply with certain procedures are entitled to appraisal rights in a merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation states otherwise. However, appraisal rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or stockholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 stockholders) or (ii) no vote of the corporation's stockholders is required for the proposed transaction.

     Under the Delaware Law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in certain mergers or consolidations, unless the corporation's certificate of incorporation provides otherwise. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 stockholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 stockholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

     Repurchases of Stock. The New Jersey Law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to the repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to the repurchase or redemption, the corporation would have no equity outstanding,
(iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) the repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the Delaware Law, a corporation may repurchase or redeem its shares only from surplus and only if the purchase does not impair its capital. However, a corporation may redeem preferred stock from capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the Delaware Law.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The Company will not request a ruling from the United States Internal Revenue Service about the federal income tax consequences of the Merger. However, the Company believes the Merger will constitute a reorganization under
Section 368 of the Code. Consequently, holders of Common Stock will not recognize any gain or loss for federal income tax purposes from the conversion of their Common Stock into shares of Newco Common Stock. For federal income tax purposes, a holder's aggregate basis in the shares of Newco Stock received in the Merger will equal the holder's aggregate basis in the Common Stock converted therefor and such holder's holding period for Newco Common Stock received in the Merger will include his holding period in the Common Stock converted therefor.

     Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to Newco pursuant to the Merger. In addition, Newco will succeed to and take into account the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

     Holders of Common Stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws on the conversion of their Common Stock into shares of Common Stock of Newco pursuant to the Merger.

Required Vote

The affirmative vote of two-thirds of the votes cast at the Annual Meeting is required for approval of the Reincorporation Proposal set forth in this Item 4. A vote for the Reincorporation Proposal will constitute specific stockholder approval for the adoption of the Merger Agreement and all other transactions related to the Reincorporation Proposal.

       THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 4, THE
                  REINCORPORATION OF THE COMPANY IN DELAWARE.

                                     ITEM 5.
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS


     The firm of Bederson & Co,LLP has been appointed by the Board of Directors to serve as the Company's independent auditors for the 2000 fiscal year. A representative of Bederson & Co,LLP is expected to be at the Annual Meeting of Stockholders and will be permitted to make a statement to the stockholders if he desires and to respond to any appropriate questions addressed by stockholders to the auditors.

     The firm of Cogen Sklar LLP audited the financial statements of the Company for the prior two years. During those two years there were no disagreements with Cogen Sklar LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and their reports on the Company's financial statements for those two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors recently determined that the Company should consider retaining a larger accounting firm.

Required Vote

     The affirmative vote of two-thirds of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Bedersen & Co. as the Company's auditors for the fiscal year ending December 31, 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BEDERSEN & CO, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 13, 1992, T.A. Raymond & Co., Inc., owned by Mr. Raymond, the Company Director, President and Chief Executive Officer, and his spouse, advanced $25,000 to the Company and received a one year 10% mortgage collateralized by the Company's undeveloped land. In March of 1993, T.A Raymond, Inc. called the note and took over the deed of the land, in lieu of foreclosure.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than 10% of the Corporation's capital stock to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and National Association of Securities Dealers. They must also furnish copies of those reports to the Corporation.

     Based solely on a review of the copies of reports furnished to the corporation and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Corporation believes that during the preceding year all filing requirements applicable to executive officers, directors and over 10% owners were met.

                   STOCKHOLDER PROPOSALS - 2001 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at next year's annual meeting, it must be received by the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, on or before March 26, 2001.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying Proxy card in the enclosed envelope.

                                           By Order of the Board of Directors

                                           /s/ G. WILLIAM RAUM
                                           -----------------------------------
                                           G. WILLIAM RAUM
                                           Secretary

Dated:     Bedminster, New Jersey

           July 24, 2000

                              GENERAL DEVICES, INC.

                                      PROXY

                         Annual Meeting of Stockholders


                                September 8, 2000

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of General Devices, Inc., hereby constitutes and appoints John W. Galuchie, Jr. and Leonard
M. Tannenbaum, or either of them, each with full power of substitution, as proxies of the undersigned to act and vote for and in the name, place and stead of the undersigned, at the 2000 Annual Meeting of the Stockholders of the Company, to be held at 376 Main Street, Bedminster, New Jersey on September 8, 2000 at 9:30 A.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1) ELECTION OF DIRECTORS:
    FOR ALL NOMINEES [ ]    WITHHOLD FOR ALL  [ ]  EXCEPTIONS [ ]
    LISTED BELOW            NOMINEES LISTED
                            BELOW

    Theodore A. Raymond     John W. Galuchie, Jr.  Leonard M. Tannenbaum

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the exceptions box and write the name(s) of the nominee(s) in the space provided below.

    Exceptions  _____________________

(2)   AUTHORIZE A 1-10 REVERSE SPLIT OF THE COMPANY'S COMMON STOCK:
      FOR [ ]     AGAINST [ ]     ABSTAIN [ ].

(3)   INCREASE IN AUTHORIZED COMMON STOCK TO 12 MILLION SHARES:
      FOR [ ]     AGAINST [ ]     ABSTAIN [ ].

(4)   REINCORPORATION IN DELAWARE:  FOR [ ]  AGAINST [ ]  ABSTAIN [ ].

(5)   RATIFICATION OF BEDERSoN & CO. LLP AS INDEPENDENT  AUDITORS:
      FOR [ ]      AGAINST [ ]    ABSTAIN [ ].

(6) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Unless you specify otherwise, this Proxy will be voted "FOR" the election of all of the nominees as directors and "FOR" Items 2, 3, 4 AND 5.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated ___________ ___, 2000.

                                        Dated:  _________________________ 2000

                                        Stockholder(s) Signature:

                                        _________________________________(L.S.)



                                        _________________________________(L.S.)


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed, postage-paid envelope to GENERAL DEVICES, INC.

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated as of __, 2000, pursuant to the Delaware General Corporation Law (the "DGCL") and the New Jersey Business Corporation Act (the " NJBCA"), between General Devices, Inc., a New Jersey corporation having its principal place of business at 376 Main Street, Bedminster, New Jersey 07921 (the "Company"), and General Devices, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, having its principal place of business at 376 Main Street, Bedminster, New Jersey 07921 (the "Surviving Company").

                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of New Jersey with total authorized capital stock of Ten Million (10,000,000) shares, $.01 par value per share (the "Company Common Stock").

     WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware and will have, effective at the Effective Date (as defined below) total authorized capital stock of Twelve Million (12,000,000) shares, $.01 par value per share (the "Surviving Company Common Stock").

     WHEREAS, the respective Boards of Directors of the Company and the Surviving Company have each adopted resolutions approving this Agreement and Plan of Merger.

     NOW THEREFORE, in consideration of the foregoing and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. MERGER. The Company shall be merged with and into the Surviving Company pursuant to the DGCL and the NJBCA. The Surviving Company shall survive the merger herein contemplated and shall continue to be governed by the laws oF the State of Delaware. The separate corporate existence of the Company shall cease forthwith upon the Effective Date. The merger of the Company with and into the Surviving Company shall hereinafter be referred to as the "Merger."

     2. SHAREHOLDER APPROVAL. As soon as practicable after the execution of this Agreement and Plan of Merger, the Company and the Surviving Company shall, if necessary under the DGCL and NJCA, submit this Agreement and Plan of Merger to their respective shareholders for approval.

     3. EFFECTIVE DATE. The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of New Jersey, which filings shall be made as soon as practicable after all required shareholder approvals have been obtained. The time of such effectiveness shall hereinafter be referred to as the "Effective Date."

     4.    COMMON  STOCK  OF  THE  COMPANY  AND THE SURVIVING  COMPANY.  On  the
Effective  Date,  by  virtue  of  the  Merger and without any action on the part of the holders thereof, each full share of Company Common Stock issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Surviving Company Common Stock. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Surviving Company issued and outstanding prior thereto shall be canceled and returned to the status of authorized but unissued shares,

     5. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which before then represented shares of Company Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Company Common Stock into which the shares of the Company represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Company evidenced by such outstanding certificate as above provided. On request, the Surviving Company will issue new certificates to anyone who holds stock certificates of the Company. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     6.    STOCK OPTION PLAN.

            (a) On the Effective Date, if any options or rights granted under the Company's 1990 non-qualified stock option plan remain outstanding, then the Surviving Company shall assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Surviving Company Common Stock, such that an option to purchase one (1) full share of the Company Common Stock shall be converted into an option to purchase one (1) share of the Surviving Company Common Stock. No other changes in the terms and conditions of such options shall occur.

            (b) One (1) share of the Surviving Company Common Stock shall be reserved for issuance under the Company's 1990 stock option plan from and after the Effective Date for each one (1) full share of the Company Common Stock so reserved immediately prior to the Effective Date.

     7. EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Company shall assume all obligations of the Company under any and all employee benefit plans then in effect date for which employee rights or accrued benefits are then outstanding. On the Effective Date, the Surviving Company shall adopt and continue in effect all the employee benefit plans upon the same terms and conditions as were in effect immediately before the Merger.

     8. SUCCESSION. On the Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Company as specified in the DGCL. Without limitation, on the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Company shall be transferred to, vested in and devolved upon the Surviving Company without further act or deed and all property, rights, and every other interest of the Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of the Company and the Surviving Company, respectively. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     9. CERTIFICATE OF INCORPORATION AND BYLAWS. From and after the Effective Date, the Certificate of Incorporation, substantially in the form of Exhibit A hereto, and Bylaws, substantially in the form of Exhibit B hereto, of the Surviving Company shall continue in full force and effect until further amended under the provisions thereof and applicable law.

     10. DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of the Surviving Company on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

     11. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered for the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary to vest, perfect or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to perform the purposes of this Agreement, and the officers and directors of the Company are fully authorized in the name and for the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     12. ABANDONMENT. Notwithstanding the approval of this Agreement by the shareholders of the Company or by the sole stockholder of the Surviving Company, at any time before the Effective Date, (a) this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Surviving Company or both, or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Company and the Surviving Company, such action would be in the best interests of such corporations. If this Agreement is terminated, it shall become void and of no effect and there shall be no liability of either corporation or their respective Boards of Director or stockholders with respect thereto, except that the Company shall pay all expenses incurred regarding this Agreement.

     13. CONDITIONS TO MERGER . The obligation of the corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the corporations in its sole discretion to the extent permitted by law):

         (a) the Merger shall have been approved by the shareholders of the Company pursuant to the NJBCA;

         (b) the Company, as sole stockholder of the Surviving Company, shall have approved the Merger pursuant to the DGCL; and

         (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of the Company to be material to the consummation of the Merger shall have been obtained.

     14. AMENDMENT. This Agreement may be amended by the Boards of Directors of the Company and the Surviving Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Agreement by either the shareholders of the Company or the sole stockholder of the Surviving Company shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Company to be effected by the Merger or (3) alteR or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

     15. GOVERNING LAW. This Agreement and the legal relations between the parties shall be governed by and construed under the internal laws of the State of Delaware.

     16.   COUNTERPARTS. To  facilitate   the  filing   and  recording  of  this
Agreement, it same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and attested for it by its officers hereunto duly authorized, as of the date first above written.

                                                 GENERAL DEVICES, INC.,
                                                 a New Jersey corporation

                                           By: _____________________________

                                           Name:  __________________________

                                           Title:  ___________________________



                                                 GENERAL DEVICES, INC.,
                                                 a Delaware corporation

                                           By: _____________________________

                                           Name:  __________________________

                                           Title:  ___________________________

                             EXHIBIT A TO APPENDIX I

                          CERTIFICATE OF INCORPORATION

                                       OF

                              GENERAL DEVICES, INC.

                     (Pursuant to Section 101 and 102 of the
                General Corporation Law of the State of Delaware)

     The undersigned, in order to form a corporation pursuant to Sections 101 and 102 of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     FIRST: The name of the corporation (the "Corporation") is General Devices, Inc.

     SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is 12,000,000 shares of common stock, par value $0.01 per share. The holders of shares of Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of Common Stock entitled to vote at any such meeting.

     FIFTH: The name and mailing address of the sole incorporator is as follows:

              NAME                              ADDRESS

              ----                              -------

              Guy P. Lander                     c/o Goodman Phillips & Vineberg
                                                430 Park Avenue
                                                New York, NY 10022

     SIXTH: In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained elsewhere in this Certificate of Incorporation, By-laws of the Corporation may be adopted, amended or repealed by the Board of Directors of the Corporation, provided that any By-laws adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon.

     SEVENTH: Election of directors need not be by written ballot.

     EIGHTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing in this Article EIGHTH shall eliminate or limit the liability of any director (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article EIGHTH, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article EIGHTH, shall eliminate or reduce the effect of this Article EIGHTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article EIGHTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     NINTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may by amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     TENTH: The number of directors of the Corporation shall be fixed as provided by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

     IN WITNESS WHEREOF, I have hereunto signed my name and affirm, underpenalty of perjury, that this Certificate is my act and deed and that the facts stated herein are true this ______ day of _________ 2000.



                  -----------------------------
                  Guy P. Lander
                  Sole Incorporator

                             EXHIBIT B TO APPENDIX I

                                   BY-LAWS OF

                              GENERAL DEVICES, INC.


                            (a Delaware corporation)

                                    ARTICLE I

                                   -----------


                            Meetings of Stockholders

                            ------------------------

     SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders of GENERAL DEVICES, INC. (the "Corporation") for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as may be fixed by the Board of Directors (the "Board") or if no date and time are so fixed, on the second Tuesday, in May of each year, if not a legal holiday, and if a holiday, then on the next succeeding day not a legal holiday, at the office of the Corporation or at such other place and at such hour as shall be designated by the Board, or, if no such time be fixed, then at 10:00 o'clock in the forenoon.

     SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Board or by the holder or holders on the date of the call of not less than 25% of the issued and outstanding shares of capital stock entitled to vote at such special meeting.

     SECTION 3. NOTICE OF MEETINGS. Notice of the place, date and hour of each annual and special meeting of the stockholders and the purpose or purposes thereof shall be given personally or by mail in a postage prepaid envelope, not less than ten or more than 60 days before the date of such meeting, to each stockholder entitled to vote at such meeting, and, if mailed, it shall be directed to such stockholder at his address as it appears on the record of stockholders, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address. Any such notice for any meeting other than the annual meeting shall indicate that it is being issued at the direction of the Board. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, prior to the conclusion of such meeting, protest the lack of notice thereof, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board shall fix a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

     SECTION 4. QUORUM. At all meetings of the stockholders, the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of business. In the absence of a quorum, the holders of a majority of the shares of the capital stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     SECTION 5. ORGANIZATION. At each meeting of the stockholders, the Chairman of the Board, or, if none or in the Chairman's absence, the Chief Executive Officer, or, if none or in the absence of the Chief Executive Officer, the Vice Chairman of the Board, or, if none or in the absence of the Vice Chairman of the Board, the President, or, if none or in the President's absence any Vice President of the Corporation, shall act as chairman of the meeting or, if no one of the foregoing officers is present, a chairman shall be chosen at the meeting by the stockholders entitled to vote who are present in person or by proxy. The Secretary, or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 6. ORDER OF BUSINESS. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

     SECTION 7. VOTING. Except as otherwise provided by statute or the Certificate of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his name on the record of stockholders of the Corporation:

(a) on the date fixed pursuant to the provisions of Section 5 of Article V of these By-laws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

(b) if such record date shall not have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given.

     Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Except as otherwise required by statute or by the Certificate of Incorporation, any corporate action to be taken by vote of the stockholders shall require the vote of a majority of the votes cast at a meeting of the holders of the capital stock of the Corporation entitled to vote thereon. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting or by his proxy, if there be such proxy, and shall state the number of shares voted.

     SECTION 8. LIST OF STOCKHOLDERS. A list of stockholders as of the record date, certified by the Secretary of the Corporation or by the transfer agent for the Corporation, shall be produced at any meeting of the stockholders upon the request of any stockholder made at or prior to such meeting.

     SECTION 9. INSPECTORS. The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

     SECTION 10. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders, if any, who have not consented in writing.

                                   ARTICLE II

                                   ----------

                               Board of Directors

                               -------------------

     SECTION 1. GENERAL POWERS. The business, property and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

     SECTION 2. NUMBER, INCREASE OR DECREASE THERETO, AND TERM OF OFFICE. The Board shall consist of one or more directors as may be fixed from time to time by action of the Board, which number may be increased and decreased as provided in this Section 2 of this Article II, one of whom may be selected by the Board to be its Chairman. Directors need not be stockholders. The Board, by the vote of a majority of the entire Board, may increase the number of directors and may elect directors to fill the vacancies created by any such increase in the number of directors until their successors are duly elected and qualified. The Board, by the vote of a majority of the entire Board, may decrease the number of directors, but any such decrease shall not affect the term of office of any director. Vacancies occurring by reason of any such increase or decrease shall be filled in accordance with Section 13 of this Article II. Each director shall hold office until the next succeeding annual meeting of the stockholders and until such director's successor is elected and qualified, or until such director's earlier resignation or removal.

     SECTION 3. PLACE OF MEETING. Meetings of the Board shall be held at the principal office of the Corporation or at such other place, within or without the state in which such office is located, as the Board may from time to time determine or as shall be specified in the notice of any such meeting.

     SECTION 4. ANNUAL MEETING. The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of Delaware) which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

     SECTION 5. REGULAR MEETING. Regular meetings of the Board shall be held at such times and places as the Board shall from time to time fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board need not be given except as otherwise required by statute or these By-laws.

     SECTION 6. SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer or by a majority of the entire Board.

     SECTION 7. NOTICE OF MEETINGS. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the meeting. Except as otherwise required by these By-laws, such notice need not state the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first class mail, at least two days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by facsimile telegraph, telex, cable or wireless, or be delivered to him personally or by telephone, at least 24 hours before the time at which such meeting is to be held. A written waiver of notice, signed by the director entitled to notice, whether before or after the time stated therein shall be deemed equivalent to notice. Notice of any such meeting need not be given to, any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.

     SECTION 8. QUORUM AND MANNER OF ACTING. Except as hereinafter provided, a majority of the entire Board shall be present in person or by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting; and, except as otherwise required by statute or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

     SECTION 9. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board at a meeting may be taken without a meeting if all members of the Board consent in writing to the adoption of the resolutions authorizing such action. The resolutions and written consents thereto shall be filed with the minutes of the Board.

     SECTION 10. TELEPHONIC PARTICIPATION. One or more members of the Board may participate in a meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

     SECTION 11. ORGANIZATION. At each meeting of the Board, the Chairman or, in his absence, the Vice Chairman or, in his absence, the Chief Executive officer or, in his absence, the President or, in his absence, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence, any person who shall be an Assistant Secretary, if any of them shall be present at such meeting, or in the absence of an Assistant Secretary, such person as shall be appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 12. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chief Executive Officer, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 13. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then a special meeting of stockholders for the election of directors may be called and held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior-to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office, in the manner provided by statute. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until their successors shall be elected and qualified.

     SECTION 14. REMOVAL OF DIRECTORS. Except as otherwise provided in the Certificate of Incorporation or in these By-laws, any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of record of a majority of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for that purpose; and the vacancy in the Board caused by such removal may be filled by such stockholders at such meeting, or, if the stockholders shall fail to fill such vacancy, as in these By-laws provided.

     SECTION 15. COMPENSATION. The Board shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

                                   ARTICLE III

                                   -----------

                         Executive and Other Committees

                         ------------------------------

     SECTION 1. COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board when required. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

     SECTION 2. GENERAL. A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meeting shall be given to each member of the committee in the manner provided for in Article II, Section 7. The Board shall have any power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

     SECTION 3. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by any committee at a meeting may be taken without a meeting if all of the members of the committee consent in writing to the adoption of the resolutions authorizing such action. The resolutions and written consents thereto shall be filed with the minutes of the committee.

     SECTION 4. TELEPHONE PARTICIPATION. One or more members of a committee may participate in a meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

                                   ARTICLE IV

                                  ------------

                                    Officers

                                    --------

     SECTION 1. NUMBER AND QUALIFICATIONS. The officers of the Corporation shall include a Chairman of the Board, who shall be chosen from among the directors, and a President and a Secretary, and may include a Vice Chairman of the Board, who shall be chosen from among the directors, and one or more Executive Vice Presidents, one or more Vice Presidents, a Chief Executive Officer, a Chief

Financial Officer and a Treasurer. Any two or more offices may be held by the same person, except that no person shall hold at one time the offices of President and Secretary; provided that when all of the issued and outstanding stock of the Corporation is held by one person, such person may hold all or any combination of offices. Such officers shall be elected from time to time by the Board, each to hold office until the meeting of the Board following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-laws. The Chairman of the Board or the President shall have the power to appoint such other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries) and such agents, as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

     SECTION 2. RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3. REMOVAL. Any officer or agent of the corporation may be removed, either with or without cause, at any time, by the Board at any meeting of the Board or, except in the case of an officer or agent elected or appointed by the Board, by the Chairman of the Board or the President.

     SECTION 4. VACANCIES. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-laws for the regular election or appointment to such office.

     SECTION 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may from time to ime, by a majority vote of the whole Board of Directors, designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general and active supervision over the business and affairs of the Corporation, subject, however, to the control of the Board. He shall see that all orders and resolutions of the Board are carried into effect. He may sign, with the Chief Financial Officer, the Treasurer, or the Secretary or Assistant Secretary, certificates of stock of the Corporation. He may sign, execute and deliver in the name of the Corporation, all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or where any of them shall be required by law or otherwise to be signed, executed or delivered.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board, at which he is present, and shall perform such other duties as from time to time may be prescribed by the Board of Directors.

     SECTION 7. THE PRESIDENT. The President may sign, with the Chief Financial Officer, the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, certificates of stock of the Corporation and in general, he shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board.

     SECTION 8. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board shall perform such duties as from time to time may be prescribed by the Board of Directors or the Chairman of the Board.

     SECTION 9. THE VICE PRESIDENTS. Each Executive Vice President and each other Vice President shall have such powers and perform such duties as the Board, the Chief Executive Officer or the President may from time to time prescribe and shall perform such other duties as may be prescribed by the By-laws. Any Executive Vice President or other Vice President may sign, with the Chief Financial Officer or the Treasurer or the Assistant Treasurer or the Secretary or an Assistant Secretary, certificates of stock of the Corporation. At the request of the Chief Executive Officer or the President, or in case of either officer's disability or other inability to act, the Board of Directors may, by a majority vote of the entire Board, designate any one of the Executive Vice Presidents or other Vice Presidents to perform the duties of the Chief Executive Officer or the President for such time and subject to such conditions and limitations as the Board may determine.

     SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall:

     (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

     (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

     (c) deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board or pursuant to its direction;

     (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

     (e)      disburse  the  funds  of  the   Corporation   and   supervise  the
              investments  of its  funds,  taking  proper vouchers therefor;

     (f) render to the Board, whenever the Board may require, an account of the financial condition of the corporation;

     (g) have active control of and shall be responsible for all matters pertaining to the accounts of the Corporation and its subsidiaries, including: the supervision of the auditing of all payrolls and vouchers of the Corporation and its subsidiaries and the direction of the manner of certifying the same; the supervision of the manner of keeping all vouchers for payments by the Corporation and its subsidiaries, and all other documents relating to such payments; the receiving, auditing and consolidation of all operating and financial statements of the Corporation, its various departments, divisions and subsidiaries; the supervision of the books of account of the
              Corporation and its subsidiaries, their arrangement and classification; and the supervision of the account and auditing practices of the Corporation and its subsidiaries; and

     (h)      shall  perform  such   other  duties  as from  time to time may be
              assigned to him by the Chief Executive Officer or the Board.

     SECTION 11. TREASURER. The Treasurer shall in general have all duties incident to the position of Treasurer and such other duties as may be assigned by the Board or the President.

     SECTION 12. SECRETARY. The Secretary shall:

     (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board and of the stockholders, and, if requested, of the committees of the Board;

     (b) see that all notices are duly given in accordance with the provisions of the By-laws and as required by law;

     (c) be custodian of the seal of the Corporation and affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal;

     (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

     (e)      in  general,  perform  all  duties  incident  to   the  office  of
              Secretary and such other duties as from time to time may be assigned to him by the Board.

     SECTION 13. ASSISTANT OFFICERS. Any assistant officer shall have such powers and duties of the officer such assistant officer assists as such officer or the Board shall from time to time prescribe.

     SECTION 14. OFFICERS' BONDS OR OTHER SECURITY. If required by the Board, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.

     SECTION 15. COMPENSATION. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board; provided, however, that the Board may delegate to the Chairman of the Board, the Chief Executive Officer or the President the power to fix the compensation of officers and agents appointed by him. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director (except in the event that there is only one director of the Corporation) shall not have any vote in the determination of the amount of compensation paid to him.

                                    ARTICLE V

                                    ---------

                                  Shares, Etc.

                                  ------------

     SECTION 1. STOCK CERTIFICATES. Each owner of stock of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board, certifying the number of shares of stock of the Corporation owned by him. The certificates representing shares of stock shall be signed in the name of the Corporation by the Chairman or the Vice Chairman of the Board, or the President or any Executive Vice President, Senior Vice President or other Vice President and by the Treasurer or the Assistant Treasurer or the Secretary or an Assistant Secretary and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed). In case any officer who shall have signed such certificates shall have ceased to be such officer before such certificates shall be issued, they may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

     SECTION 2. BOOKS OF ACCOUNT AND RECORD OF STOCKHOLDERS. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

     SECTION 3. TRANSFERS OF SHARES. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose name shares of stock shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfers of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to such transfer agent or transfer clerk, such fact shall be stated in the entry of the transfer.

     SECTION 4. REGULATIONS. The Board may make such additional rules and regulations, not inconsistent with these By-laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

     SECTION 5. FIXING OF RECORD DATE. The Board may fix, in advance, a date not more than sixty nor less than ten days before the date then fixed for the holding of any meeting of the stockholders or before the last day on which the consent or dissent of the stockholders may be effectively expressed for any purpose without a meeting, as the time as of which the stockholders entitled to notice of and to vote at such meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were stockholders of record of voting stock at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The Board may fix, in advance, a date not more than sixty nor less than ten days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidence of rights or evidences of interest arising out of any change, conversion or exchange of capital stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

     SECTION 6. LOST, DESTROYED OR MUTILATED CERTIFICATE. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representative to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Delaware.

                                   ARTICLE VI

                                   ----------

                 Contracts, Checks, Drafts, Bank Accounts, Etc.

                 ----------------------------------------------

     SECTION 1. EXECUTION OF CONTRACTS. Except as otherwise required by statute, the Certificate of Incorporation or these By-laws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these By-laws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or for any amount, except in the ordinary course of business and within the scope of his authority as set forth in these By-laws.

     SECTION 2. LOANS. Unless the Board shall otherwise determine, the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board, the President, the Chief Financial Officer or any Executive Vice President may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation other than in connection with the purchase of chattels for use in the Corporation's operations, except when authorized by the Board.

     SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board.

     SECTION 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

     SECTION 5. GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as it may deem expedient.

                                   ARTICLE VII

                                   -----------

                                     Offices

     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be as specified in the Certificate of Incorporation.

     SECTION 2. OTHER OFFICES. The Corporation may also have such offices, both within or without the State of Delaware, as the Board may from time to time determine or the business of the Corporation may require.

                                  ARTICLE VIII

                                  ------------

                                   Fiscal Year

                                   -----------

     The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board. Unless otherwise fixed by the Board, the fiscal year of the Corporation shall end on December 31 of each calendar year.

                                   ARTICLE IX

                                   ----------

                                      Seal

                                      ----

     The seal of the Corporation shall be circular in form, shall bear the name of the Corporation and shall include the words and numbers "Corporate Seal," "Delaware" and the year of incorporation.

                                    ARTICLE X

                                    ---------

                                 Indemnification

                                 ---------------

     Any person made or threatened to be made a party to or involved in any action, suit or proceeding, whether civil or criminal, administrative or investigative (hereinafter, "Proceeding") by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the

Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, loss and liability (including, without limitation, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees), actually and necessarily incurred or suffered by him in connection with the defense of or as a result of such Proceeding, or in connection with any appeal therein. The Corporation shall have the power to purchase and maintain insurance for the indemnification of such directors, officers and employees to the full extent permitted under the laws of the State of Delaware from time to time in effect. Such right of indemnification shall not be deemed exclusive of any other rights of indemnification to which such director, officer or employee may be entitled. The right to indemnification conferred in this By-Law shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this By-Law or otherwise.

                                   ARTICLE XI

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                                    Amendment

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     The By-laws may be amended, repealed or altered by vote of the holders of a majority of the shares of stock at the time entitled to vote in the election of directors, except as otherwise provided in the Certificate of Incorporation. The By-laws may also be amended, repealed or altered by the Board, but any By-law adopted by the Board may be amended, repealed or altered by the stockholders entitled to vote thereon as herein provided.